EXHIBIT 99.15(c)(1)

                               AMENDED SCHEDULE A

                          EATON VANCE MUNICIPALS TRUST


                              AMENDED SERVICE PLAN
                               (TRADITIONAL FUNDS)

                           EFFECTIVE: FEBRUARY 1, 1996


                   NAME OF FUND INCEPTION DATE OF PRIOR PLANS

EV Traditional Alabama Municipals Fund*          November 29, 1993/January 27, 1995
EV Traditional Arizona Municipals Fund*          November 29, 1993/January 27, 1995
EV Traditional Arkansas Municipals Fund*         February 1, 1994/January 27, 1995
EV Traditional California Municipals Fund**      April 14, 1994
EV Traditional Colorado Municipals Fund*         November 29, 1993/January 27, 1995
EV Traditional Connecticut Municipals Fund       March 21, 1994
EV Traditional Florida Municipals Fund           March 7, 1994
EV Traditional Georgia Municipals Fund*          November 29, 1993/January 27, 1995
EV Traditional Kentucky Municipals Fund*         November 29, 1993/January 27, 1995
EV Traditional Louisiana Municipals Fund*        February 1, 1995/January 27, 1995
EV Traditional Maryland Municipals Fund*         November 29, 1993/January 27, 1995
EV Traditional Massachusetts Municipals Fund*    November 29, 1993/January 27, 1995
EV Traditional Michigan Municipals Fund*         November 29, 1993/January 27, 1995
EV Traditional Minnesota Municipals Fund*        November 29, 1993/January 27, 1995
EV Traditional Mississippi Municipals Fund*      November 29, 1993/January 27, 1995
EV Traditional Missouri Municipals Fund*         November 29, 1993/January 27, 1995
EV Traditional National Municipals Fund          March 7, 1994
EV Traditional New Jersey Municipals Fund        March 21, 1994
EV Traditional New York Municipals Fund          March 7, 1994
EV Traditional North Carolina Municipals Fund*   November 29, 1993/January 27, 1995
EV Traditional Ohio Municipals Fund*             November 29, 1993/January 27, 1995
EV Traditional Oregon Municipals Fund*           November 29, 1993/January 27, 1995
EV Traditional Pennsylvania Municipals Fund      March 21, 1994
EV Traditional South Carolina Municipals Fund*   February 1, 1994/January 27, 1995
EV Traditional Tennessee Municipals Fund*        November 29, 1993/January 27, 1995
EV Traditional Texas Municipals Fund*            November 29, 1993/January 27, 1995
EV Traditional Virginia Municipals Fund*         November 29, 1993/January 27, 1995
EV Traditional West Virginia Municipals Fund*    November 29, 1993/January 27, 1995

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 *This fund formerly was a Classic series of the Trust with a Rule 12b-1 distribution plan.
**This fund is a successor in operations to a fund which was reorganized, effective October 1, 1995.